KRANESHARES TRUST

KFA Value Line® Dynamic Core Equity Index ETF (the “Fund”)

Supplement dated September 15, 2023 to the currently effective Summary Prospectus, Statutory Prospectus, and Statement of Additional Information, as each may be supplemented

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2023.

Effective September 29, 2023, the name of the KFA Value Line® Dynamic Core Equity Index ETF is changed to KFA Value Line® Dynamic Dividend Equity Index ETF. Accordingly, all references to the KFA Value Line® Dynamic Core Equity Index ETF are replaced with KFA Value Line® Dynamic Dividend Equity Index ETF.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.